UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 29, 2009
BERNARD CHAUS, INC.
(Exact Name of Registrant as Specified in Charter)

New York (State or Other Jurisdiction of Incorporation)	1-9169 (Commission File Number)	13-2807386 (I.R.S. Employer Identification Number)

530 Seventh Avenue New York, New York (Address of Principal Executive Offices)	10018 (Zip Code)
(212) 354-1280
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On July 29, 2009, the Company announced it entered into a long-term, exclusive supply agreement with China Ting Group Holdings Limited (“China Ting”), whereby China Ting will act as the exclusive supplier of merchandise purchased by the Company in Asia. A copy of the Press Release announcing this event is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d)
Exhibit 99.1	Press Release of Bernard Chaus, Inc., dated July 29, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERNARD CHAUS, INC.
By:	/s/ Barton Heminover
Barton Heminover
Chief Financial Officer
Date: July 29, 2009

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Bernard Chaus, Inc., dated July 29, 2009.